EXHIBIT 23.2
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     [PricewaterhouseCoopers LLP letterhead]


     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 26, 1999 relating to the consolidated financial statements of Gold Reserve Corporation, which appears in Gold Reserve Inc.'s Annual Report on Form 20-F for the year ended December 31, 1998.

                          /s/PricewaterhouseCoopers LLP

     Spokane, Washington
     December 6, 1999